Exhibit 10.6

INCENTIVE STOCK OPTION GRANT AGREEMENT

UNDER THE

TELECOMMUNICATION SYSTEMS, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

The Stock Option Certificate that is attached hereto constitutes a part of this Incentive Stock Option Grant Agreement.

1. Terminology. All capitalized words that are not defined in this Agreement have the meanings ascribed to them in the Plan or the Stock Option Certificate. For purposes of this Agreement, the terms below have the following meanings:

(a) “Cause” has the meaning ascribed to such term or words of similar import in the Employee’s written employment or service contract with the Company and, in the absence of such agreement or definition, means: (i) the willful commission by the Employee of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or substantial injury to the business reputation of the Company; (ii) the commission by the Employee of an act of fraud in the performance of such Employee’s duties on behalf of the Company; or (iii) the continuing willful failure of the Employee to perform the duties of such Employee to the Company (other than such failure resulting from the Employee’s incapacity due to physical or mental illness), all as determined by the Administrator, which determination will be conclusive. For purposes of this Agreement, no act, or failure to act, on the Employee’s part shall be considered “willful” unless done or omitted to be done by the Employee not in good faith with the reasonable belief that the Employee’s action or omission was in the best interest of the Company.

(b) “Change in Control” means: (i) an acquisition (other than from the Company) in a transaction, or a series of related transactions, by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”), (excluding for this purpose, (A) the Company or its subsidiaries, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then outstanding voting securities of the Company entitled to vote generally in the election of directors) of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (the “Company Voting Stock”); (ii) the effective time of any merger, share exchange, consolidation or other reorganization or business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who held the Company Voting Stock immediately prior to such transaction; (iii) the closing of a sale or conveyance of all or substantially all of the assets of the Company; (iv) individuals who were the Board’s nominees for election as directors immediately prior to a meeting of the stockholders of the Company involving an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, cease to constitute a majority of the Board following the election; or (v) the dissolution or liquidation of the Company; provided, however, that the term “Change in Control” does not include a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

(c) “Company” means TeleCommunication Systems, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only TeleCommunication Systems, Inc.

(d) “Option Shares” mean the shares of Common Stock underlying the Options.

(e) “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether the Employee is totally and permanently disabled will be final and binding on all parties concerned.

2. Vesting. The Options vest in accordance with the vesting schedule identified in the Stock Option Certificate which is attached hereto and constitutes a part of the Agreement (the “Vesting Schedule”), so long as the Employee is in the continuous employ of, or in a service relationship with, the Company from the Grant Date through the applicable date upon which vesting is scheduled to occur. No vesting will accrue to any Options after the Employee ceases to be in either an employment or other service relationship with the Company.

3. Exercise of Options.

(a) Right to Exercise. The Employee may exercise the Options to the extent vested at any time on or before the Expiration Date or the earlier termination of the Options, unless otherwise provided in this Agreement. Section 4 below describes certain limitations on exercise of the Options that apply in the event of the Employee’s death, Total and Permanent Disability, discharge by the Company without Cause or other termination of employment or other service relationship with the Company. The Options may be exercised only in multiples of whole shares and may not be exercised at any one time as to fewer than one hundred shares (or such lesser number of shares as to which the Options are then exercisable). No fractional shares will be issued under the Options.

(b) Exercise Procedure. In order to exercise the Options, the following items must be delivered to the Administrator before the expiration or termination of the Options: (i) an exercise notice, in such form as the Administrator may require from time to time, specifying the number of Option Shares to be purchased, and (ii) full payment of the Exercise Price for such Option Shares or properly executed, irrevocable instructions, in such form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 3(c) of this Agreement. An exercise will not be effective until all of the foregoing items are received by the Administrator.

(c) Method of Payment. Payment of the Exercise Price may be made by delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion, a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator, or a combination of the foregoing. In addition, payment of the Exercise Price may be made by any of the following methods, or a combination thereof, as determined by the Administrator in its discretion at the time of exercise:

(i) by tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;

(ii) by delivery of the Employee’s full recourse promissory note payable to the Company in a form approved by the Administrator; or

(iii) by any other method approved by the Administrator.

(d) Issuance of Shares upon Exercise. Upon exercise of the Options in accordance with the terms of this Agreement, the Company will issue to the Employee, the brokerage firm specified in the Employee’s delivery instructions pursuant to a broker-assisted cashless exercise, or such other person exercising the Options, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and nonassessable stock. The Company, in its discretion, will either retain the Option Shares in uncertificated book entry form or deliver stock certificates for the Option Shares as soon as practicable after exercise, which certificates will, unless such Option Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares. Notwithstanding the issuance of the Option Shares or the delivery of one or more stock certificates for such Option Shares, the Option Shares shall be subject to applicable restrictions on transfer or liquidation, if any, as set forth in the Employee’s written employment or service contract with the Company or pursuant to any policy adopted by the Company, now or hereafter existing, that imposes stock ownership requirements, stock holding requirements or stock liquidation restrictions on the Employee. The Company may place legends reflecting the requirements and restrictions described in the immediately foregoing sentence on any stock certificates for the Option Shares.

4. Termination of Employment or Service.

(a) Exercise Period Following Cessation of Employment or Other Service Relationship, In General. If the Employee ceases to be employed by, or in a service relationship with, the Company for any reason other than death, Total and Permanent Disability, or discharge by the Company without Cause, the Options terminate in their entirety, regardless of whether the options are vested, immediately upon the Employee’s termination of employment or other service relationship.

(b) Termination by the Company Without Cause. In the event the Employee’s employment or other service relationship is terminated by the Company without Cause, (i) the unvested Options, after giving effect to the provisions of Section 2 of this

Agreement, terminate immediately upon such cessation, and (ii) the vested Options remain exercisable during the 90-day period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, the vested Options terminate upon the expiration of such 90-day period.

(c) Disability of Employee. Notwithstanding the provisions of Section 4(a) above, if the Employee ceases to be employed by, or in a service relationship with, the Company as a result of the Employee’s Total and Permanent Disability, (i) the unvested Options, after giving effect to the provisions of Section 2 of this Agreement, terminate immediately upon such cessation, and (ii) the vested Options remain exercisable during the six-month period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, the vested Options terminate upon the expiration of such six-month period.

(d) Death of Employee. If the Employee dies prior to the expiration or other termination of the Options, (i) the unvested Options, after giving effect to the provisions of Section 2 of this Agreement, terminate immediately upon the Employee’s death, and (ii) the vested Options remain exercisable during the six-month period following the Employee’s death, but in no event after the Expiration Date, by the Employee’s executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution. Unless sooner terminated, the vested Options terminate upon the expiration of such six-month period.

(e) Misconduct. Notwithstanding anything to the contrary in this Agreement, the Options terminate in their entirety, regardless of whether the Options are vested, immediately upon the Employee’s discharge of employment or other service relationship for Cause or upon the Employee’s commission of any of the following acts during any period following the cessation of employment or other service relationship during which the Options otherwise would be exercisable: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) breach by the Employee of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by the Employee for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.

(f) Change in Status. If the Employee’s relationship with the Company ceases to be a “common law employee” relationship but the Employee continues to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant or independent contractor, then a termination of employment or other service relationship shall not be deemed to have occurred for purposes of this Section 4 upon such change in relationship. Notwithstanding the foregoing, the Options shall not be treated as incentive stock options within the meaning of Code section 422 with respect to any exercise that occurs more than 90 days after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422).

5. Nontransferability of Options. These Options are nontransferable otherwise than by will or the laws of descent and distribution and during the lifetime of the Employee, the Options may be exercised only by the Employee or, during the period the Employee is under a legal disability, by the Employee’s guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

6. Qualified Nature of the Options. The Options are intended to qualify as incentive stock options within the meaning of Code section 422 (“Incentive Stock Options”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. Pursuant to Code section 422(d) the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by the Employee in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

Notwithstanding anything herein to the contrary, if the Employee owns, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (a) the Exercise Price stated on the Stock Option Certificate which is attached hereto and constitutes a part of this Agreement or (b) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth anniversary of the Grant Date.

Code section 422 provides additional limitations respecting the treatment of these Options as Incentive Stock Options.

7. Notice of Disqualifying Disposition. If the Employee makes a disposition (as that term is defined in Code section 424(c)) of any Option Shares acquired pursuant to these Options within two years of the Grant Date or within one year after the Option Shares are transferred to the Employee, the Employee agrees to notify the Administrator of such disposition in writing within 30 days of the disposition.

8. Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, the Employee hereby authorizes withholding from payroll or any other payment of any kind due the Employee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require the Employee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Option Shares.

The Administrator may, in its sole discretion, permit the Employee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

9. Adjustments for Corporate Transactions and Other Events.

(a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of shares covered by and the exercise price and other terms of the Options, shall, without further action of the Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to the Options as a result of the stock dividend, stock split or reverse stock split.

(b) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 9(a), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control, the Administrator, in its discretion and without the consent of the Employee, shall make any adjustments in the Options, including but not limited to reducing the number, kind and price of securities subject to the Options.

(c) Change in Control Transactions. In the event of any transaction resulting in a Change in Control, the Options will terminate upon the effective time of any such Change in Control unless provision is made in connection with the transaction in the sole discretion of the parties thereto for the continuation or assumption of the Options, or the substitution of the Options with new options of the surviving or successor entity or a parent thereof. In the event of such termination, the Employee will be permitted, for a period of at least 10 days prior to the effective time of the Change in Control, to exercise all of the Options that are then exercisable or will become exercisable upon or prior to the effective time of the Change in Control; provided, however, that any such exercise of any Options that become exercisable as a result of the Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

(d) Adjustments for Unusual Events. The Administrator is authorized to make, in its discretion and without the consent of the Employee, adjustments in the terms and conditions of, and the criteria included in, the Options in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Options or the Plan.

(e) Binding Nature of Adjustments. Adjustments under this Section 9 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to the Options on account of any such adjustments. The terms and conditions of this Agreement shall apply with equal force to any additional and/or substitute securities received by the Employee pursuant to this Section 9 in exchange for, or by virtue of the Employee’s ownership of, the Options or the Option Shares, except as otherwise determined by the Administrator.

10. Confidential Information. In consideration of the Options granted to the Employee pursuant to this Agreement, the Employee agrees and covenants that, except as specifically authorized by the Company, the Employee will keep confidential any trade secrets or confidential or proprietary information of the Company which are now or which hereafter may become known to the Employee as a result of the Employee’s employment by or other service relationship with the Company, and shall not at any time, directly or indirectly, disclose any such information to any person, firm, Company or other entity, or use the same in any way other than in connection with the business of the Company, at all times during and after the Employee’s employment or other service relationship. The provisions of this Section 10 shall not narrow or otherwise limit the obligations and responsibilities of the Employee set forth in any agreement of similar import entered into between the Employee and the Company.

11. Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement shall alter the at-will or other employment status or other service relationship of the Employee, nor be construed as a contract of employment or service relationship between the Company and the Employee, or as a contractual right of Employee to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge the Employee at any time with or without cause or notice and whether or not such discharge results in the failure of any Options to vest or any other adverse effect on the Employee’s interests under the Plan.

12. No Rights as a Stockholder. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued to him or her upon the due exercise of the Options. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such shares are issued.

13. The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14. Employee. Whenever the word “Employee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Employee” shall be deemed to include such person.

15. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Employee at the address contained in the records of the Company, or addressed to the Administrator, care of the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

16. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Options granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options granted hereunder shall be void and ineffective for all purposes.

17. Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Option Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by each of the parties hereto.

18. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.

19. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the city and state in which the principal offices of the Company are located, and the Employee hereby agrees and submits to the personal jurisdiction and venue thereof.

20. Section 409A. This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring the Employee’s consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to the Employee.

21. Electronic Delivery of Documents. The Employee (i) consents to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledges that the Employee may receive from the Company a paper copy of any documents delivered electronically at no cost to the Employee by contacting the Company by telephone or in writing;

(iii) further acknowledges that the Employee may revoke his or her consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledges that the Employee understands that he or she is not required to consent to electronic delivery of documents.

22. No Future Entitlement. The Employee acknowledges and agrees that: (i) the grant of these Options is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (iii) the value of these Options is an extraordinary item of compensation which is outside the scope of the Employee’s employment contract, if any; (iv) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of these Options ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if these Options do not increase in value and the Employee irrevocably releases the Company from any such claim that does arise.

23. Personal Data. For the exclusive purpose of implementing, administering and managing these Options, the Employee consents to the collection, receipt, use, retention and transfer, in electronic or other form, of the Employee’s personal data by and among the Company and its third party vendors. The Employee understands that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and the Employee expressly authorizes such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). The Employee understands that these recipients may be located in the Employee’s home country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Employee’s home country. The Employee understands that data will be held only as long as is necessary to implement, administer and manage these Options. The Employee understands that he or she may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. The Employee understands, however, that refusing or withdrawing the Employee’s consent may affect the Employee’s ability to accept a stock option.

24. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Enclosure: Prospectus of the TeleCommunication Systems, Inc. Amended and Restated Stock Incentive Plan